John Hancock Life Insurance Company of New York Separate Account B

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

(“John Hancock NY”)

Flexible Premium Survivorship Variable Universal Life Insurance Policy

SURVIVORSHIP VUL

Prospectus dated April 25, 2022 (as revised May 23, 2022)

You may choose to allocate your policy value to one or more of the options that the policies make available for that purpose. These options include our “variable investment accounts,” where the policy value will vary directly with the positive or negative investment experience of underlying investment “portfolios.” To provide you with that investment experience, amounts that you allocate to a variable investment account are held in a corresponding “subaccount” of John Hancock Life Insurance Company of New York Separate Account B (“Separate Account”), and the subaccount invests those amounts exclusively in one of the portfolios.

You may also allocate policy value to a “fixed account” that the policy makes available. This prospectus provides detailed information about all such options to which you can allocate your policy value.

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including variable life insurance, has been prepared by the SEC’s staff and is available at Investor.gov.

APPENDIX: PORTFOLIOS AVAILABLE UNDER THE POLICY	Appendix-1

KEY INFORMATION

Important Information You Should Consider About the Policy

FEES AND EXPENSES
Charges for Early Withdrawals	There are surrender charges assessed if your policy is surrendered, lapses or if there is a withdrawal in the first fifteen policy years from the Policy Date. The maximum surrender charge is 3.12% of Face Amount. For example, if the Face Amount is $100,000, the highest possible surrender charge would be $3,119.			FEE TABLE Deductions from policy value

Transaction Charges

In addition to surrender charges (if applicable), you may also be charged for the following transactions:

A premium charge will be deducted from each premium paid.

A transfer fee may be deducted upon transfers into or out of a variable investment account after you have made more than 12 such transfers in a year.

Charges for transfers made under the dollar cost averaging (“DCA”) and asset allocation balancer programs.

				FEE TABLE Deductions from premium payments Deductions from policy value

Ongoing Fees and Expenses (annual charges)

In addition to surrender charges and transaction charges, you will also be subject to certain ongoing fees and expenses, including a cost of insurance charge, administration charge, mortality and expense risk (“M&E”) charge, policy loan costs, and supplementary benefit rider charges. Some of these fees and expenses are based wholly or in part on the characteristics of the insured persons (e.g., age, sex, and underwriting classification). You should view the “policy specifications” page of your policy for rates applicable to your policy.

You will also bear expenses associated with the portfolios under the policy, as shown in the following table:

				FEE TABLE Deductions from policy value Charges at the portfolio level APPENDIX
	Annual Fee	Minimum	Maximum

	Variable investment accounts (portfolio fees and expenses)	0.44%	1.64%

RISKS

Risk of Loss	You can lose money by investing in this policy.	PRINCIPAL RISKS OF INVESTING IN A POLICY

Not a Short-Term Investment	This policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The policy is unsuitable as a short-term savings vehicle because of substantial policy-level charges, including the premium charge and the surrender charge, as well as potential adverse tax consequences from such short-term use.	Early Surrender or Withdrawal Risk/Not a Short-Term Investment

Risks Associated with Investment Options	An investment in this policy is subject to the risk of poor performance and can vary depending on the performance of the account allocation options available under the policy (e.g., portfolios). Each such option (including the fixed account) will have its own unique risks, and you should review these options before making an allocation decision.	Investment Risk/Risk of Loss

Insurance Company Risks	Your investment in the policy is subject to risks related to John Hancock NY, including that the obligations (including under the fixed account options), guarantees, or benefits are subject to the claims-paying ability of John Hancock NY. Information about John Hancock NY, including its financial strength ratings, is available upon request from your John Hancock NY representative. Our current financial strength ratings can also be obtained by contacting the Service Office at 1-800-732-5543.	Depositor Registrant

Policy Lapse	Unless the No-Lapse Guarantee is in effect, this policy will go into default if at the beginning of any policy month the policy’s net cash surrender value would be zero or below after deducting the monthly deductions then due. The “net cash surrender value” is your policy value, less any policy debt, and less any applicable surrender charges. This can happen as a result of insufficient premium payments, poor performance of the variable or general account options you have chosen, withdrawals, or unpaid loans or loan interest. If a default is not cured within a 61-day grace period, your policy will lapse without value, and no death benefit or other benefits will be payable. You can apply to reinstate a policy that has gone into default, subject to conditions including payment of a specified amount of additional premiums.	Lapse and Reinstatement

RESTRICTIONS

Investments

There are restrictions that may limit the variable investment account options and general account options (including the fixed account) that you may choose, as well as limitations on the transfer of policy value among those options. These restrictions may include a monthly limit on the number of transfers you may make. We may also impose additional restrictions to discourage market timing and disruptive trading activity.

In particular, your allocation options will be affected if you elect to take a loan or receive benefits under certain supplementary benefit riders.

Among other things, the policy also allows us to eliminate the shares of a portfolio or substitute shares of another new or existing portfolio, subject to applicable legal requirements.

Limitations on transfers to or from a variable investment account Limitations on transfers out of the fixed account Effect of Loans on Cash Value and Death Benefit Portfolios

Optional Benefits	There are restrictions and limitations relating to optional benefits, as well as conditions under which an optional benefit may be modified or terminated by us. For example, certain supplementary benefit riders may be subject to underwriting, and your election of an option may result in restrictions upon some of the policy benefits, including availability of investment options.	Return of Premium Rider More About Certain Optional Benefits

TAXES

Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy. There is no additional tax benefit to you if the policy is purchased through a tax-qualified plan or an individual retirement account (IRA). If we pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax, with any portion not treated as a return of your premiums includible in your income. Distributions also are subject to tax penalties under some circumstances.	Tax Consequences of Owning a Policy

CONFLICTS OF INTEREST

Investment Professional Compensation	Some investment professionals may receive compensation for selling the policy, including by means of commissions and revenue sharing arrangements. These investment professionals may have a financial incentive to offer or recommend this policy over another investment.	Commissions Paid to Dealers

Exchanges	Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own, and you should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.	Commissions Paid to Dealers

OVERVIEW OF THE POLICY

Purpose

This is a so-called “survivorship” policy that provides coverage on two insured persons (the “lives insured”). The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the insured persons. Fees, expenses and tax implications can make variable life insurance unsuitable as a short-term savings vehicle.

Premiums

We call the investments you make in the policy “premiums” or “premium payments.” The Minimum Initial Premium is a dollar amount that is stated in your policy specifications and that must be paid to us in full before your policy will take effect. Premium payments after the initial premium may not be required, but you must pay enough premium to keep the policy in force. That’s why the policy is called a “flexible premium” policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the Maturity Date, which is the policy anniversary nearest life insured’s attained age 100, subject to the limitations on maximum premium amount described below.

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. In addition, in order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments.

From each premium payment you make, we deduct the applicable premium charges identified in the FEE TABLE. We invest the rest (the “net premium”) in the variable investment accounts or any fixed account you’ve elected.

The policy offers a number of variable investment accounts. You can find some important information about each portfolio in the APPENDIX, but for a full description of each portfolio, including the investment objectives and strategies, policies, restrictions, and risks, you should read the portfolio’s prospectus carefully before investing in the corresponding variable investment account.

You can also allocate policy value to the fixed account (where it is credited with rates of interest that we declare from time to time but will never be less than a minimum rate guaranteed in your policy specifications).

If the net cash surrender value is insufficient to pay the charges when due and the No-Lapse Guarantee is not in effect, your policy can terminate (i.e., “lapse”). This can happen because you haven’t paid enough premium, because the investment performance of the variable investment accounts you’ve chosen has been poor, or because of a combination of both factors.

Policy Features

Death benefit. When the “life insured” dies, we will pay the “death benefit” minus any policy debt and unpaid fees and charges. The life insured is the last-to-die of the lives insured. There are two ways of calculating the death benefit. You choose which one you want in the application.

•	Option 1. The death benefit will equal the greater of (1) the Face Amount of the policy at the date of death, or (2) the minimum death benefit.

•	Option 2. The death benefit will equal the greater of (1) the Face Amount plus the policy value of the policy at the date of death, or (2) the minimum death benefit.

Surrender of the policy. You may surrender the policy in full for its “net cash surrender value” at any time while the life insured is alive. The net cash surrender value is equal to the policy value less surrender charges and outstanding monthly deductions due minus the policy debt.

Withdrawals. You may make a withdrawal of part of the policy value. A partial withdrawal may result in a reduction in the Face Amount of the policy and an assessment of a portion of the surrender charges to which the policy is subject.

Policy loans. If your policy is in force and has sufficient policy value, you may borrow from it at any time by completing the appropriate form. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. If there is an outstanding loan when the life insured dies, the amount of the loan and accrued interest will be deducted from the death benefit and other policy proceeds.

Supplementary benefits. When you apply for the policy, you can request any of the below-listed supplementary benefit riders that we make available. Charges for most riders will be deducted monthly from the policy value. Some riders may not be available in combination with other riders or benefits.

•	Return of Premium Rider

•	Optional Extended No-Lapse Guarantee Rider

You can find information about the fees we charge for these riders under “Optional Benefit Charges” in the Fee Table below. We also offer, at no charge, a dollar cost averaging (“DCA”) program and an asset allocation balancer program.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the policy. Please refer to your policy specifications for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender or make withdrawals from the policy, or transfer policy value between investment options.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Maximum premium charge (fn1)	Upon payment of premium	15% of each premium paid
Surrender charge (fn2)	Upon withdrawal, surrender or policy lapse	$31.19 per $1,000 of Face Amount
Transfer fee	Upon transfer into or out of a variable investment account beyond an annual limit of twelve	$25
Dollar Cost Averaging (fn3)	Upon transfer	$5
Asset Allocation Rebalancer (fn3)	Upon transfer	$15

(fn1) This charge is 15% of each premium paid for the first 10 policy years.

(fn2) A surrender charge is applicable, for any policy, for the first fifteen policy years.

(fn3) The current charge is $0.00.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN ANNUAL PORTFOLIO EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Base Policy Charges:
Cost of Insurance (fn1)	Monthly
Minimum charge		$0.00 per 1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR
Charge for representative insured persons		$0.03 per $1,000 of NAR (Male) $0.02 per $1,000 of NAR (Female)
Administration charge (fn2)	Monthly	$0.18 per $1,000 of current Face Amount
Mortality and Expense Risk Charge (fn3)	Monthly	0.10% monthly in policy years 1-15
Loan Interest Rate (Net) (fn4)	Annually	1.25%
Optional Benefit Charges:
Cost of Insurance – Optional Return of Premium Rider (fn5)	Monthly
Minimum charge		$0.00 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR
Charge for representative insured persons		$0.03 per $1,000 of NAR (Male) $0.02 per $1,000 of NAR (Female)
Optional Extended No-Lapse Guarantee Rider (fn6)	Monthly
Minimum charge		$0.01 per $1,000 of Base Face Amount
Maximum charge		$0.08 per $1,000 of Base Face Amount
Charge for representative insured persons		$0.03 per $1,000 of the Base Face Amount.

(fn1) The “cost of insurance” charge is determined by multiplying the applicable cost of insurance rate times the net amount of at risk (the “NAR”) at the beginning of each policy month. The cost of insurance varies based on individual characteristics. The representative insured persons rate shown is the rate for a 55 year old male and a 50 year old female, both preferred nonsmoking, protection to age 100. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock NY representative.

(fn2) The administration charge is $0.18 per $1,000 of current Face Amount, per policy month, will be deducted in the first policy year. In subsequent years, the administration charge will not exceed $15 plus $0.02 per $1,000 of current Face Amount per policy month.

(fn3) The M&E charge is 0.10% monthly, in policy years 1-15 (1.20% annually); thereafter, the charge is 0.03% monthly (0.3% annually). The charge is 0.0% on a current basis.

(fn4) The loan interest rate (net) is equal to the rate of interest charged on the policy loan less the interest credited to the loan account and is guaranteed not to exceed 1.25%.

(fn5) The cost of insurance charge varies based on individual characteristics. The representative insured persons rate shown is the rate for a 55 year old male and a 50 year old female, both preferred nonsmoking, protection to age 100. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock NY representative.

(fn6) The representative insured persons rate shown is the rate for a 55 year old male and a 50 year old female, both preferred nonsmoking, protection to age 100. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock NY representative.

The next item shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the policy. A complete list of the portfolios available under the policy, including their annual expenses, may be found at the back of this document.

Annual Portfolio Expenses	Minimum	Maximum
Range of expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.44%	1.64%

GENERAL DESCRIPTION OF THE POLICY

Policy Rights

Owner and beneficiary. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy. Whenever we’ve used the term “you” in this prospectus, we’ve assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured persons are different, so you should discuss this issue with your tax adviser.

While the life insured is alive, you will have a number of options under the policy. These options include:

•	Determine when and how much you allocate to the variable investment accounts and any fixed account

•	Borrow or withdraw amounts you have in the variable investment account and any fixed account

•	Change the beneficiary who will receive the death benefit

•	Change the amount of insurance

•	Surrender the policy for the its net cash surrender value

•	Choose the form in which we will pay out the death benefit or other proceeds

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay upon the death of the last life insured. Unless an irrevocable designation has been elected, you may change the beneficiary during the lifetime of the last surviving of the lives insured by giving written notice in a form satisfactory to us. The change will take effect as of the date such notice is signed. If the last life insured dies and there is no surviving beneficiary, you, or your estate if you are a life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the last life insured, we will pay the insurance benefit as if the beneficiary had died before the life insured.

Allocation of Premiums

All premiums received prior to the Effective Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market variable investment account. The Effective Date is shown in your policy specifications. All net premiums received on or after the Effective Date will be allocated among variable investment accounts or the fixed account as of the business day the premiums were received at the Service Office. Monthly deductions are due on the Policy Date and at the beginning of each policy month thereafter. However, if monthly deductions are due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due. In your application for a policy, you give us your initial instructions as to how you wish your initial and future premium payments to be allocated among the variable investment and fixed accounts. Your instructions must be in percentages that add up to 100%. By written request and at any time, you may change the variable investment accounts or any fixed account in which future premium payments will be invested.

There are restrictions that may limit the variable account investment options and fixed account options that you may choose, as well as limitations on the transfer of policy value among those options.

Transfers of Policy Value

You may transfer your policy value from one variable investment account or any fixed account to another, subject to the limitations discussed below. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any variable investment account or any fixed account in any policy year is $1,000,000.

We have adopted policies and procedures with respect to frequent transfers of policy value among variable investment accounts.

Limitations on transfers to or from a variable investment account. Our current practice is to restrict transfers into or out of variable investment accounts to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market variable investment account even if the two transfers per month limit has been reached, but only if 100% of the account value in all variable investment accounts is transferred to the Money Market variable investment account. If such a transfer to the Money Market variable investment account is made, then for the 30 calendar day period after such transfer no transfers from the Money Market variable investment account to any other variable investment account or any fixed account may be made.

If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the variable investment accounts in its policies within the following limits: (i) during the 10 calendar day period after any policy values are transferred from one variable investment account into a second variable investment account, the values can only be transferred out of the second variable investment account if they are transferred into the Money Market variable investment account; and (ii) any policy values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market variable investment account may not be transferred out of the Money Market variable investment account into any other variable investment account or any fixed account for 30 calendar days.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the variable investment accounts in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any variable investment account or portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

We will apply these limitations uniformly to each class of policies.

Frequent transfers among variable investment accounts. Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment accounts on a daily basis and allow transfers among variable investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in any variable investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the variable investment account’s portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. We also impose a charge of $25 for each transfer in excess of twelve in a policy year. No transfer fee will be imposed on any transfer from a variable investment account into any fixed account if the transfer occurs during the following periods:

•	within 18 months after the policy’s Issue Date, or

•	within 60 days after the later of the effective date of a material change in the investment objectives of any variable investment account or the date you are notified of the change.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Limitations on transfers out of the fixed account. Transfers out of the fixed account option in any one policy year are limited to the greater of (i) the fixed account maximum transfer amount of $2,000, (ii) the fixed account maximum transfer percentage of 15% multiplied by the amount of the fixed account on the immediately preceding policy anniversary, or (iii) the amount transferred out of the fixed account during the previous policy year. Any transfer out of the fixed account may not involve a transfer to the Money Market variable investment account. We reserve the right to impose a minimum amount limit on transfers out of any fixed account. We also reserve the right to impose different restrictions on any additional fixed account that we may offer in the future. We may waive the transfer restrictions on the fixed account.

Potential additional limitations. We reserve the right to take other actions to restrict transfers, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, (iii) restricting transfers into and out of certain variable investment accounts, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the portfolio. We may also impose additional administrative conditions upon or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right. A portfolio also may require us to impose additional trading restrictions if violations of its policies against frequent or disruptive trading in its shares are discovered.

Dollar cost averaging and asset allocation balancer programs. We may offer policy owners a dollar cost averaging (“DCA”) program. Under the DCA program, you will designate an amount that will be transferred monthly from one variable investment account into any other variable investment account or a fixed account. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. We do not apply any minimum amount requirements for participation in the DCA program. You can participate in both the dollar cost averaging and asset rebalancing programs at the same time. Under the asset allocation balancer program, you will designate an allocation of policy value among variable investment accounts. We will move amounts among the variable investment accounts at specified intervals you select - annually, semi-annually, quarterly or monthly. A change to your premium allocation instructions will automatically result in a change in asset allocation balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the dollar cost averaging program. This asset allocation balancer program only applies to policy value in the variable investment accounts. The charge for a transfer made under the DCA program will not exceed $5, and the charge for transfers made under the asset allocation balancer program will not exceed $15. Currently, no fee is charged for these programs. We reserve the right to cease to offer these programs as of 90 days after written notice is sent to you.

General Account

The fixed account is part of our general account. Our general account consists of all assets owned by us other than those in the Separate Account and any other separate accounts which we have established and may establish. Any interest credited to a policy owner from an investment in a fixed account will be paid from the Company’s general account and will be subject to the Company’s financial strength and claims paying ability. Subject to applicable law, John Hancock NY has sole discretion over the investment of the assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. John Hancock NY bears full investment risk for all amounts allocated to the fixed account.

Because of exemptive and exclusionary provisions, interests in our fixed account have not been and will not be registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts. Disclosures regarding the general account, however, are subject generally to applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

The fixed account. Policy value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine and that depends on a number of significant considerations in addition to the actual investment experience we expect for the general account. We currently offer only one fixed account — the standard fixed account. The effective annual rate we declare for the fixed account will never be less than 3%. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so. Any interest we credit in excess of the guaranteed interest crediting rate will be based on our sole discretion. Additionally, interest credited on a non-guaranteed basis varies over time is rarely the same year-over-year and there may be extended periods of time during which no interest above the guaranteed minimum is declared.

PREMIUMS

Purchase Procedures

Generally, the policy is available with a minimum Face Amount at issue of $250,000. With our prior approval, the policy may be issued on a basis which does not take into account the sex and/or smoking status of the Lives Insured with prior approval from the Company. A policy will generally be issued only on the lives of insureds from ages 20 through 90. Each insured person must meet certain health and other insurance risk criteria called “underwriting standards.”

The Minimum Initial Premium is set forth in your policy specifications. Factors that determine the minimum initial premium amount generally include the insured persons’ age, sex and risk classification including any additional ratings; the Face Amount of insurance; choice of Death Benefit Option 1 vs. Option 2; and any selected supplementary benefit rider. Premium payments after the initial premium may not be required, but you must pay enough premium to keep the policy in force. That’s why the policy is called a “flexible premium” policy.

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock NY Service Office at the appropriate address shown on the back cover of this prospectus. We will also accept premiums by wire or by exchange from another insurance company, or via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method).

Premium Amount

In addition to the Minimum Initial Premium, your policy specifications will also show the “Planned Premium” that you chose for the policy. Payment of Planned Premiums is not necessarily required, however. You need only pay enough premium to keep the policy in force.

The amount and frequency of the Planned Premium are determined by you, in consultation with your financial advisor, based upon your financial objectives for the policy. Depending upon the amount and timing of your actual premium payments, investment results, changing objectives and other factors, you may need to change the amount and frequency of your premium payments from the Planned Premium amount in order for the policy to continue to support your financial objectives. You may be required to pay additional premiums beyond the Planned Premium amount in order to keep your policy from lapsing. You should request in-force illustrations periodically in order to help assure that you are keeping on track with your objectives.

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. Also, in order to limit our exposure to unanticipated investment risk, we may refuse to accept additional premium payments. For example, with large premium payments in an environment of decreasing interest rates, we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere with the effective management of our variable investment accounts, if we are unable to make an orderly investment of the additional premium into the variable investment accounts. Also, we may refuse to accept or limit an amount of premium if the amount of the premium would increase our insurance risk exposure, and the insured persons don’t provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

We will notify you in writing of our refusal to accept premium and will promptly thereafter take the necessary steps to return the premium to you. Notwithstanding the foregoing limits on the premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating.

Premium Due Dates

Unless the No-Lapse Guarantee is in effect, a policy will go into default if at the beginning of any policy month the policy’s net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described in your policy. We will notify you of the default and will allow a 61-day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the net cash surrender value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two policy months thereafter, plus any applicable premium charge, plus any applicable premium charge. If the last life insured person should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death. If the required payment is not received by the end of the grace period, the policy will terminate (i.e., “lapse”) with no value.

No-lapse Guarantee

As long as the cumulative premium test is satisfied during the No-Lapse Guarantee Period, and the policy value is greater than the policy debt, we will guarantee that the policy will not go into default, even if adverse investment experience or other factors should cause the policy’s net cash surrender value to fall to zero or below during such period.

The No-Lapse Guarantee Premium is not a charge assessed against the policy value; it is an amount used in determining whether the cumulative premium test has been satisfied. The No-Lapse Guarantee Premium is set at issue on the basis of the Face Amount and reflects the age, sex and risk classification of the proposed insured persons as well as any additional rating and supplementary benefits. It is subject to change if (i) the Face Amount of the policy is changed, (ii) if there is a death benefit option change, or (iii) if there is any change in the supplementary benefits added to the policy or in the risk classification of any lives insured because of a change in smoking status. The No-Lapse Guarantee doesn’t protect the Term Rider beyond the second policy year.

The No-Lapse Guarantee Period is set at issue and is stated in the policy specifications. While the No-Lapse Guarantee is in effect, we will determine at the beginning of the policy month that your policy would otherwise be in default whether the cumulative premium test has been met. The cumulative premium test is satisfied if, as of the beginning of the policy month that the policy would otherwise be in default, the sum of all premiums paid to date less any gross withdrawals and less any policy debt, is at least equal to the sum of the monthly No-Lapse Guarantee Premium due from the Policy Date to the date of the test. If the test has not been satisfied, we will notify you of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy going into default. This required payment, as described in the notification, will be equal to the lesser of:

(a) the outstanding premium requirement to satisfy the cumulative premium test at the date of default, plus the monthly No-Lapse Guarantee Premium due for the next two policy months, or

(b) the amount necessary to bring the net cash surrender value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium charge.

If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the policy will terminate.

STANDARD DEATH BENEFITS

Standard Death Benefits

Effectiveness and Policy Date. After you apply for a policy, we gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what each insured person’s risk classification should be. Your policy will not be issued until the underwriting process has been completed to our satisfaction. With our prior approval, the policy may be issued on a basis which does not take into account the sex and/or smoking status of the lives insured. A policy will generally be issued only on the lives of insureds from ages 0 through 90.

Each policy is issued with a Policy Date, an Effective Date and an Issue Date. The Issue Date is the date from which the suicide and incontestability provisions of the policy are determined. The Effective Date is the date on which the first monthly deductions are taken, and is the date on which the underwriters approve the policy issuance. The Policy Date is the date coverage takes effect under the policy, provided we receive the minimum initial premium at our Service Office, is the date from which charges for the first monthly deduction are calculated, and is the date from which policy years, policy months and policy anniversaries are determined.

If an application accepted by us is not accompanied by a check for the initial premium and no request to backdate the policy has been made:

•	the Policy Date and the Effective Date will be the date we receive the check at our Service Office, and

•	the Issue Date will be the date the Company issues the policy.

The initial premium must be received within 60 days after the Issue Date, and the lives insured must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, the policy will be canceled and any partial premiums paid will be returned to the applicant.

Upon request and under limited circumstances, we may backdate a policy by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than six months from the date of application for the policy, the earliest date allowed by New York state law. The most common reasons for backdating are to preserve a younger age at issue for one or both of the insured persons or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case.

Temporary insurance coverage. In accordance with our underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $5,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the lives insured meet our usual and customary underwriting standards for the coverage applied for.

Option 1 and Option 2. When the life insured person dies, we will pay the death benefit minus any outstanding policy debt and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are described below.

•	Option 1. The death benefit will equal the greater of (1) the Face Amount of the policy at the date of death, or (2) the minimum death benefit.

•	Option 2. The death benefit will equal the greater of (1) the Face Amount plus the policy value of the policy at the date of death, or (2) the minimum death benefit.

Poor investment performance of the portfolios, expenses, and deduction of charges under the policy all will reduce the policy value and net cash surrender value and may also reduce the death benefit. However, favorable investment performance may increase the policy value, net cash surrender value, and death benefit. Therefore, if you experience better investment performance or lower expenses and charges than you assumed, you may be able to reduce your premium payments while maintaining the death benefit and other values under your policy; or if you continue to pay premiums at the same level, the death benefit and other values under your policy may increase. Conversely, if the investment performance falls short of what you assumed, or the expenses or charges are higher, the death benefit and other values under your policy may decrease unless you pay additional premiums.

Minimum death benefit. In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to policy value. The Federal tax law test that will be applied to determine whether your policy qualifies for life insurance is the guideline premium test.

The guideline premium test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the minimum death benefit. The minimum death benefit, on any date, is defined as the policy value on that date multiplied by the applicable minimum death benefit percentage for the attained age of the youngest of the lives insured, or the attained age such person would have reached if living. A table showing the applicable percentage for each age will appear in the policy, and the following table shows those percentages for selected ages:

Table of Minimum Death Benefit Percentages
Attained Age	Applicable Percentage
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%

To determine the applicable percentage in the above table, use the attained age of the youngest of the lives insured, or the attained age such person would have reached if living. For ages not shown, the applicable percentage can be found by adjusting the values proportionately.

To the extent that the calculation of the minimum death benefit under the selected life insurance qualification test causes the death benefit to exceed our limits, we reserve the right to return premiums or distribute a portion of the policy value so that the resulting amount of insurance is maintained within our limits. Alternatively, if we should decide to accept the additional amount of insurance, we may require additional evidence of insurability.

Calculation and payment of the death benefit. If the policy is in force at the time of the death of the last-to-die of the lives insured, we will ordinarily pay any insurance benefit within seven days after we receive the last required form or request and any other documentation that may be required. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any supplementary benefits added to the policy, less the policy debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and us. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. If the life insured should die after our receipt of a request for surrender, no insurance benefit will be payable, and we may pay only the net cash surrender value.

Additional Information About Standard Death Benefits

Requesting an increase or decrease in Face Amount. Subject to the limitations stated in this prospectus, you may, upon written request, increase or decrease the Face Amount of the policy.

Increases in Face Amount may be made once each policy year after the first policy year. Any increase in Face Amount must be at least $50,000. An increase will become effective at the beginning of the policy month following the date we approve the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. We reserve the right to refuse a requested increase if any of the lives insureds’ attained ages at the effective date of the increase would be greater than the maximum issue age for new policies at that time. An increase in Face Amount will usually result in the policy being subject to new surrender charges. There will be no new surrender charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a policy, a policy owner will have a Right to Examine period with respect to any increase resulting in new surrender charges. An additional premium may be required for a Face Amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the Face Amount increase. If at the time of the Face Amount increase, there have been prior decreases in Face Amount, these prior decreases will be restored before the Face Amount increase is effected. The insurance coverage eliminated by the decrease of the oldest Face Amount will be deemed to be restored first.

Decreases in Face Amount may be made once each policy year after the first policy year. Any decrease in Face Amount must be at least $50,000. A written request from a policy owner for a decrease in the Face Amount will be effective at the beginning of the policy month following the date we approve the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and thereafter to the next most recent increases successively. If the Face Amount of insurance is decreased, a pro-rata surrender charge will be deducted from the policy value. A decrease in Face Amount caused by a change from death benefit Option 1 to Option 2 will not incur a pro-rata surrender charge. Each time a pro-rata surrender charge is deducted for a Face Amount decrease, the remaining surrender charge will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the Face Amount decrease.

Change of death benefit option. The death benefit option may be changed on the first day of any policy month once each policy year after the first policy year. The change will occur on the first day of the next policy month after a written request for a change is received at our Service Office. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes.

A change in the death benefit option will result in a change in the policy’s Face Amount, in order to avoid any change in the amount of the death benefit, as follows:

Change from Option 1 to Option 2. The new Face Amount will be equal to the Face Amount prior to the change minus the policy value as of the date of the change. The policy will not be assessed a surrender charge for a reduction in Face Amount solely due to a change in the death benefit option.

Change from Option 2 to Option 1. The new Face Amount will be equal to the Face Amount prior to the change plus the policy value as of the date of the change. No new surrender charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

In the case of death benefit Option 2 where the death benefit is the Face Amount plus the policy value, changes in the policy value will affect the amount of death benefit. Factors that affect the policy value are the investment performance of the variable investment accounts chosen and the charges deducted. These factors do not affect the Face Amount of the policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the policy does not lapse.

Tax consequences of coverage changes. A change in the death benefit option or Face Amount may change the policy’s limits under the Federal tax law. To avoid having the policy cease to qualify as life insurance for tax purposes, we reserve the right to refuse or limit a change in the death benefit option or Face Amount.

Limitations on payment of death benefit. If any of the lives insured dies by suicide within two years after the Issue Date, the policy will terminate and we will pay only the premiums paid less any partial net cash surrender value withdrawal and less any policy debt. If any of the lives insured dies by suicide within two years after the effective date of an applied for increase in Face Amount, we will credit the amount of any monthly deductions taken for the increase and reduce the Face Amount to what it was prior to the increase. If the last death is by suicide, the death benefit for that increase will be limited to the monthly deductions taken for the increase. We reserve the right to obtain evidence of the manner and cause of death of the lives insured.

SURRENDERS AND WITHDRAWALS

Surrender and Withdrawal

A policy may be surrendered for its net cash surrender value at any time while a life insured is living. If there have been any prior Face Amount increases, the surrender charge will be the sum of the surrender charge for the initial Face Amount plus the surrender charge for each increase. The net cash surrender value will be determined as of the end of the business day on which we receive the policy and a written request for surrender at its Service Office. After a policy is surrendered, the insurance coverage and all other benefits under the policy will terminate.

We will deduct a surrender charge if during the first fifteen years following the Policy Date, or the effective date of a Face Amount increase:

•	the policy is surrendered for its net cash surrender value,

•

a partial withdrawal is made in excess of the “withdrawal tier amount” (The withdrawal tier amount is equal to 10% of the net cash surrender value as of the last policy anniversary. In determining what, if any, portion of a partial withdrawal is in excess of the withdrawal tier amount, all previous partial withdrawals that have occurred in the current policy year are included.),

•	there is a decrease in Face Amount, or

•	the policy lapses.

Unless otherwise allowed by us and specified by you, the surrender charge is deducted from the amount to be paid to you upon surrender or lapse of the policy or if a partial withdrawal is made. The surrender charge, together with a portion of the premium charge, is paid to us and is designed to compensate us for some of the expenses we incur in selling and distributing the policies, including agents’ commission, advertising, agent training and the printing of prospectuses and sales literature.

Surrender charges on a partial withdrawal. A partial withdrawal will result in the assessment of a portion of the surrender charges to which the policy is subject. The portion of the surrender charges assessed will be based on the ratio of the amount of the withdrawal which exceeds the withdrawal tier amount to the net cash surrender value of the policy as of the date of the withdrawal. The surrender charges will be deducted from the policy value at the time of the partial withdrawal on a pro-rata basis from each of the variable investment accounts and the fixed account. Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal, the policy’s remaining surrender charges will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the partial withdrawal.

Surrender charges on a decrease in Face Amount. If the Face Amount of insurance is decreased, a pro-rata surrender charge will be deducted from the policy value. A decrease in Face Amount caused by a change from death benefit Option 1 to Option 2 will not incur a pro-rata surrender charge. Each time a pro-rata surrender charge is deducted for a Face Amount decrease, the remaining surrender charge will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the Face Amount decrease.

LOANS

Availability of Loans, Limitations and Interest

If your policy is in force, you may borrow against the policy value of the policy. The amount of any loan cannot exceed 90% of the policy’s net cash surrender value. This policy serves as the only security for the loan. Policy loans may have tax consequences. Interest on the “policy debt” will accrue daily and be payable annually on the policy anniversary. Policy debt, as of any date, equals: (a) the total amount of loans borrowed as of such date; plus (b) the total amount of any unpaid loan interest charges which have been borrowed against the policy on a policy anniversary, plus (c) any interest charges accrued from the last policy anniversary to the current date; and minus (d) the total amount of loan repayments as of such date.

The rate of interest charged will be an effective annual rate of 5.25%. The actual rate charged is equal to the rate of interest charged on the policy loan less the amount credited on the loan Account. This amount, referred to as the Loan Interest Credited Differential, is currently 1.25% and guaranteed not to exceed this percentage. We may change the differential as of 90 days after we send you written notice of such change. If the interest due on a policy anniversary is not paid the interest will be borrowed against the policy. The policy will go into default at any time the policy debt exceeds the policy value. At least 61 days prior to termination, we will send you a notice of the pending termination. Payment of interest on the policy debt during the 61 day grace period will bring the policy out of default.

When a loan is made, an amount equal to the loan, plus interest to the next policy anniversary, will be deducted from the variable investment accounts or the fixed account and transferred to the loan account. Amounts transferred into the loan account cover the loan principal plus loan interest due to the next policy anniversary. You may designate how the amount to be transferred to the loan account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each variable investment account and the fixed account bears to the net policy value. A transfer from a variable investment account will result in the cancellation of units of the underlying subaccount equal in value to the amount transferred from the variable investment account. However, since the loan account is part of the policy value, transfers made in connection with a loan will not change the policy value. Interest will be credited to amounts in the loan account at an effective annual rate of at least 4%. The excess of the loan interest charged (5.25%) over the loan interest credited rates will result in a net charge against the policy value with respect to any policy debt.

On the first day of each policy anniversary the difference between the loan account and the policy debt is transferred to the loan account from the variable investment accounts or the fixed account. Amounts transferred to the loan account will be taken from the variable investment accounts or the fixed account in the same proportion as the value in each variable investment account and fixed account bears to the net policy value.

Effect of Loans on Cash Value and Death Benefit

A policy loan will have an effect on future policy values, since that portion of the policy value in the loan account will increase in value at the crediting interest rate rather than varying with the performance of the portfolios or increasing in value at the rate of interest credited for amounts allocated to the fixed account. A policy loan may cause a policy to be more susceptible to going into default since a policy loan will be reflected in the net cash surrender value. In addition, a policy loan may result in a policy’s failing to satisfy the No-Lapse Guarantee cumulative premium test since the policy debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a policy loan will affect the amount payable on the death of the last-to-die of the lives insured, since the death benefit is reduced by the policy debt at the date of death in arriving at the insurance benefit.

Other Effects of Loans

Taking a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the loan account. When a loan is outstanding, the amount in the loan account is not available to help pay for any policy charges. If, after deducting your policy loan, there is not enough net cash surrender value to cover the policy charges, your policy could lapse.

The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a distribution from your policy because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the rate charged on the loan to a rate that would, in our reasonable judgment, result in the transaction being treated as a loan under Federal tax law.

Loan Repayments

Policy debt may be repaid in whole or in part at any time prior to the death of the last-to-die of the lives insured, provided that the policy is in force. When a repayment is made, the amount is credited to the loan account and transferred to the fixed account or the variable investment accounts. Loan repayments will be allocated first to the fixed account, until the value that was transferred from it is fully restored, and then to each variable investment account in the same proportion as the value in the corresponding loan subaccount bears to the value of the loan account. Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums.

OTHER BENEFITS AVAILABLE UNDER THE POLICY

In addition to the standard death benefits associated with your policy, other standard and/or optional benefits may also be available to you. The following tables summarize information about those benefits. Information about the fees associated with each benefit included in the tables may be found in the FEE TABLE.

STANDARD BENEFITS
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Dollar cost averaging	Under the dollar cost averaging program, you will designate an amount that will be transferred monthly from one variable investment account into any other variable investment account or a fixed account.	We reserve the right to cease to offer this program after written notice to you.

Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Asset allocation balancing	Under the asset allocation balancer program, you will designate a percentage allocation of policy value among variable investment accounts. We will automatically transfer amounts among the variable investment accounts at intervals you select (annually, semi-annually, quarterly, or monthly) to reestablish your chosen allocation.	We reserve the right to cease this program after written notice to you.

OPTIONAL BENEFITS
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Return of Premium Rider	Provides an additional death benefit payable upon the death of the last-to-die of the lives insured. The Return of Premium death benefit is equal to the initial premium. Any subsequent premiums will increase the Return of Premium death benefit at the time of the premium payment by the amount of the premium.	This benefit is available to you only if you elect death benefit Option 1. Any partial withdrawal will reduce the Return of Premium death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable surrender charge (except that the rider death benefit will not be reduced to less than zero). The Return of Premium Rider death benefit is not protected by the No-Lapse Guarantee after the second policy year.
Optional Extended No-Lapse Guarantee Rider	Extends the No-Lapse Guarantee period to the earlier of: (a) termination of the policy or the rider, (b) subject to any applicable state limitations, the number of years selected by you, and (c) age 100 of the life insured.	In order for the Extended No-Lapse Guarantee Rider to be applicable a cumulative premium test must be satisfied. The rider may be terminated at any time but cannot be reinstated once terminated.

More About Certain Optional Benefits

When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. You may request an example illustrating the operation of any of the following optional supplementary benefit riders by contacting the Service Office at 1-800-732-5543. Charges for most riders will be deducted from the policy value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in your policy specifications. We may add to, delete from or modify the list of optional supplementary benefit riders.

•

Return of Premium Rider. The policy may be issued with an optional Return of Premium Death Benefit Rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the last-to-die of the lives insured after we receive due proof of death. The Return of Premium Rider death benefit is calculated as follows: The Return of Premium Rider death benefit is equal to initial premium. Any subsequent premiums will increase the rider death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable surrender charge (except that the rider death benefit will not be reduced to less than zero).

Cessation of Increases. Increases in the Return of Premium Rider death benefit coverage will cease at the earlier of:

•	the policy anniversary coincident with or next following the date we receive your written request for cessation of any further increases;

•	the beginning of the policy month coincident with or next following the date we approve your written request for a change to death benefit Option 2; or

•	the date as of which monthly deductions cease and no further premiums may be paid in determining the amount of the Return of Premium Rider death benefit coverage.

Decreases in Coverage. The Return of Premium Rider death benefit may be decreased if requested by you. The decrease will take effect at the beginning of the policy month on or next following the date we approve the request. The Return of Premium Rider coverage will be reduced by the amount of the requested decrease. Decreases in the Return of Premium Rider death benefit are not subject to pro-rata surrender charges.

Partial Withdrawals. If you make a written request for a partial withdrawal of net cash surrender value while this rider is in force, the amount of the Return of Premium Rider death benefit coverage will be reduced by the amount of the withdrawal. Any withdrawals will be subject to a pro-rata surrender charge. In addition, any Face Amount will reduction that would otherwise be required as a result of the partial withdrawal will be limited by the amount by which the withdrawal plus the surrender charge exceeds the amount of the Return of Premium Rider death benefit.

No Lapse Guarantee. The No Lapse Guarantee provisions of the policy apply to the Return of Premium Death Benefit Rider for the first two policy years only. The election (or failure to elect) the Return of Premium Rider death benefit will impact the total cost of insurance charges.

•

Optional Extended No-Lapse Guarantee Rider. Subject to state approval, an optional rider may be added to the policy that extends the No-Lapse Guarantee period to the earlier of: (a) termination of the policy or the rider, (b) subject to any applicable state limitations, the number of years selected by the policy owner and (c) age 100 of the life insureds. (The rider may be terminated at any time but cannot be reinstated once terminated.) In order for the Extended No-Lapse Guarantee to be applicable a cumulative premium test must be satisfied. This test is described in the rider. The cost of the rider varies by issue age, sex, risk classification, smoking status and Face Amount and a change in the Face Amount of the policy may affect the cost of the rider.

TAXES

Tax Consequences of Owning a Policy

Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. This material does not constitute tax or legal advice and neither John Hancock NY nor any of its agents, employees or registered representatives are in the business of offering such advice.

Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do distribute any amount of your policy value, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.

Distributions for tax purposes include amounts received upon surrender or partial withdrawals and may include the charges for certain supplementary benefit riders as described below. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. Amounts you borrow are generally not taxable to you.

Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part.

Some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans.

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (“Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. We will monitor compliance with these standards. If we determine that a policy does not satisfy the definition of life insurance under section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludible from the beneficiary’s gross income under section 101 of the Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If a person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not a person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals and reductions in face amount that result in a distribution that is required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 72(e) of the Code. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Effect on the Company’s Taxes

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

PRINCIPAL RISKS OF INVESTING IN THE POLICY

Lapse Risk

If the net cash surrender value is insufficient to pay the charges when due and the No-Lapse Guarantee is not in effect, your policy can terminate (i.e., “lapse”). For example, this can happen because you haven’t paid enough premium, because the performance of the variable investment or general account options you’ve chosen has been poor, or because of a combination of both factors. Since withdrawals and policy charges reduce your policy value, these also increase the risk of lapse. Policy loans also increase the risk of lapse. There is no guarantee that your policy will not lapse even if you pay your planned premium.

Investment Risk/Risk of Loss

The policy offers a number of variable investment accounts, as listed in the APPENDIX. The investment performance of any variable investment account may be good or bad, and you may lose money on amounts you invest in a policy. Your policy value will increase or decrease based on the investment performance of the variable investment accounts you’ve chosen. The variable investment accounts cover a broad spectrum of investment styles and strategies, some variable investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the portfolios. The death benefit may also increase or decrease with investment experience.

An investment in a policy is also subject to risks related to John Hancock NY, including that the obligations (including under the fixed account), guarantees, or benefits are subject to the claims-paying ability of John Hancock NY. Information about John Hancock NY, including its financial strength ratings, is available upon request from your John Hancock NY representative. Our current financial strength ratings can also be obtained by contacting the Service Office at 1-800-732-5543.

Transfer Risk

There is a risk that you will not be able to transfer your policy value from one variable investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of variable investment accounts. If you purchase certain supplementary benefit riders you will be subject to special transfer restrictions.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long term investors.

Early Surrender or Withdrawal Risk/ Not a Short-Term Investment

This policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. There are surrender charges assessed if you surrender your policy in the first fifteen policy years. Depending on the policy value at the time you are considering surrender, there may be little or no surrender value payable to you.

Tax Risks

In order for you to receive the tax benefits extended to life insurance under the Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring, which can have adverse tax consequences. If the policy were determined not to qualify as life insurance under the Code, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “tax-deferred inside build-up” that is a major benefit of life insurance.

There is a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made unless your policy is a “modified endowment contract,” surrender or lapse of the policy with a loan outstanding would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and insured persons of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds (including surrender or withdrawal proceeds) under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

ADDITIONAL INFORMATION REGARDING THE POLICY

Charges

Under the policies, we deduct the charges discussed immediately below under “Deductions from premium payments” and “Deductions from policy value.” Although the Fee Table in this prospectus provides disclosure about the maximum rates we are permitted to charge, we currently deduct some of the charges at less than those maximum rates. As a general matter, however, we also are permitted to increase or decrease the rate at which we are deducting any charge, provided that the rate can never exceed the maximum set forth in your policy (including in any applicable supplementary benefit rider) and as disclosed in the Fee Table. By contacting the John Hancock NY Service Office or your John Hancock NY representative at any time, you can obtain information about the then-current rate of any charges that are applicable to your particular circumstances and/or obtain a personalized illustration that will demonstrate the manner in which those specific current charges impact the values under your policy.

Deductions from premium payments.

Premium charge. A maximum premium charge of 15% is deducted from all premiums paid in policy years 1-10. A charge to cover a portion of our acquisition and sales expenses and premium taxes, or other related taxes associated with the sale of life insurance products, including the policies, in the state of New York.

Deductions from policy value.

Administration charge. This charge will be equal to $0.175 per $1,000 of current Face Amount per policy month in the first policy year. The charge is paid to us and is designed to cover certain administrative expenses associated with the policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the policy.

Cost of insurance charge. The monthly charge for the cost of insurance is paid to us and is determined by multiplying the applicable cost of insurance rate times the NAR at the beginning of each policy month. The cost of insurance rate and the NAR are determined separately for the initial Face Amount and for each increase in Face Amount. In determining the NAR, if there have been increases in the Face Amount, the policy value shall first be considered a part of the initial Face Amount. If the policy value exceeds the initial Face Amount, it shall then be considered a part of the additional increases in Face Amount resulting from the increases, in the order the increases occurred. The amount that we are at risk is affected by the death benefit option selected (Option 1 vs. Option 2), the death benefit amount (including any minimum death benefit) and the policy value, which is affected by, among other things, premium payments, investment performance and charges. The rates for the cost of insurance are blended and based upon the attained age, sex, and risk classification of the Lives Insured. Cost of insurance rates will generally increase with the age of each of the lives insured. The first year cost of insurance rate is guaranteed.

The cost of insurance rates reflect our expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of lives insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the policy except to the extent that an extra charge is imposed because of an additional rating applicable to the lives insured. After the first policy year, the cost of insurance will generally increase on each policy anniversary. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker/Non-Smoker Mortality Tables.

The election (or failure to elect) the Return of Premium Death Benefit Rider will impact the total cost of insurance charges.

Mortality and Expense risk charge. A monthly charge is assessed against the policy value equal to a percentage of the policy value. This charge is to compensate us for the mortality and expense risks we assume under the policy. The mortality risk assumed is that lives insured may live for a shorter period of time than we estimated. The expense risk assumed is that expenses incurred in issuing and administering the policy will be greater than we estimated. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the policy. The charge varies by policy year as follows:

Policy Year	Guaranteed Monthly Mortality and Expense Risks Charge*	Equivalent Annual Mortality and Risks Charge
1-15	0.10%	1.20%
16+	0.03%	0.30%

* Rates shown in the tables have been rounded to two decimal places as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

Supplementary benefit rider charges. A charge for any supplementary insurance benefits added to the policy by means of a rider. Maximum charges for the various riders are shown in the Fee Table above under “Transaction Fees” or “Periodic Charges Other than Annual Portfolio Expenses,” as appropriate. These charges are also specified in the rider’s provisions or the policy specifications. The charges that we currently apply to the Return of Premium Rider are less than the maximum charges and are subject to change; however, the current charges will never be more than the maximum charges shown. You can obtain information about the specific charges applicable to you from your John Hancock NY representative.

Loan interest rate. We will charge interest on any amount you borrow from your policy. The loan interest rate (Net) is equal to the rate of interest charged on the policy loan less the interest credited to the loan account and is guaranteed not to exceed 1.25%.

Transfer fee. A charge of $25 will be imposed on each transfer in excess of twelve in a policy year, other than transfers made pursuant to the DCA or asset allocation balancer programs.

Surrender charge. A charge we deduct if upon withdrawal, surrender or policy lapse within the first fifteen policy years. The surrender charge amount is determined by a formula that is set out in your policy and is impacted by the lives insured’s ages, Face Amount and policy duration. Under the formula, the surrender charge initially is a dollar amount that is set for the in the policy specifications and that, subject to certain other downward adjustments specified in the formula, decreases each month until it becomes zero at the end of the fifteenth policy year.

Charges at the portfolio level. The portfolios must pay investment management fees and other operating expenses from portfolio assets. These fees and expenses are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any variable investment accounts you select. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year. See APPENDIX.

Additional Information About How Certain Policy Charges Work

The premium and surrender charges help to compensate us for the cost of selling our policies. The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the premium, surrender and Base Face Amount charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including the asset-based risk charge and other charges with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the administrative charge may also be recovered from such other sources. We also may make a profit from any charge and can use any such profits to defray any of our expenses under the policies or for any other proper corporate purpose.

Unless otherwise allowed by us and specified by you, we deduct the monthly deductions from your policy’s variable investment accounts and any fixed account in proportion as the policy value in each bears to the net policy value. The net policy value is the policy value less the value in the loan account.

Other Charges We Could Impose in the Future

Except for a portion of the premium charge, we currently make no specific charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Separate Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected accounts. However, we expect that no such charge will be necessary.

Under current laws, we may incur state and local taxes (in addition to premium taxes). At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Our right to increase any charge up to the maximum rate shown in the policy specifications applies to then outstanding policies, as well as to policies issued after the increase.

Commissions Paid to Dealers

We pay compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. The compensation paid to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 135% of the target premium paid in the first policy year, and 8% of the target premium paid in years 2-10. Compensation on any premium paid in excess of target premium will not exceed 10% in any policy year. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives.

To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information (the “SAI”).

Lapse and Reinstatement

Lapse. Unless the No-Lapse Guarantee is in effect, a policy will go into default if at the beginning of any policy month the policy’s net cash surrender value would be zero or below after deducting the monthly deduction then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. See “Premium Due Dates” above.

Reinstatement. You can reinstate a policy which has terminated after going into default at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

•	All lives insured’s risk classifications are standard or preferred, and

•	All lives insured’s attained ages are less than 46.

You can reinstate a policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

•	Evidence satisfactory to us is provided of insurability of the lives insured or the survivor who was insured at the end of the grace period;

•	A premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the next two monthly deductions;

•	The policy cannot be reinstated if any of the Lives Insured die after the policy has terminated.

If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The policy value on the date of reinstatement, prior to the crediting of any net premium paid in connection with the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the policy is reinstated.

Generally, the suicide exclusion and incontestability provisions will apply from the effective date of reinstatement. Your policy will indicate if this is not the case.

Variations

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies, subject to the maximum charges described in this prospectus. For example, with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us, we may offer the policies with reduced charges or with additional or enhanced features or benefits. We will make these programs available in accordance with our established administrative procedures in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for such a program are: (i) the nature of the association and its organizational framework; (ii) the method by which sales will be made to the members of the class; (iii) the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; (iv) the anticipated lapse and surrender rates of the policies; (v) the size of the class of associated individuals and the number of years it has been in existence; (vi) the aggregate amount of premiums paid; and (vii) any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges or feature or benefit enhancement will be reasonable and will apply uniformly to all prospective policy investors in the class and will not unfairly discriminate against any owner.

Policy or Separate Account Changes

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. These changes include the following:

•	Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws

•	Adding or removing fixed accounts or variable investment accounts

•	Combining variable investment accounts

•	Closing the variable investment accounts to new allocations or transfers

•	Changes in the form of organization of any separate account

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock NY to be associated with the class of policies to which your policy belongs from the Separate Account to another separate account or subaccount, (2) to deregister the Separate Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

When We Pay Policy Proceeds

As long as the policy is in force, we will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at our Service Office of all the documents required for such a payment. We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don’t have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum.

We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed fifteen days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

We may delay for up to six months the payment from the fixed account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, we may delay payment during any period during which (i) the New York Stock Exchange (“NYSE”) is closed for trading

(except for normal weekend and holiday closings), (ii) trading on the NYSE is restricted, (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets or (iv) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii)  and (iii) exist.

Termination Maturity Benefit and Age 100 Advantage

Maturity benefit. We will pay you the net cash surrender value of your policy as of the Maturity Date provided the policy has not terminated and a life insured is alive.

Age 100 advantage. If a life insured is alive on the Maturity Date, the policy will continue in force subject to the following unless the policy owner chooses to surrender the policy for its net cash surrender value:

•	the policy will be continued until the earlier of the death of the life insured or the date the policy owner surrenders the policy;

•	no additional premium payments will be accepted although loan repayments will be accepted;

•	no additional charges or deductions (as described under “Charges”) will be assessed;

•	interest on any policy debt will continue to accrue;

•	the policy owner may continue to take partial withdrawals; and

•	the policy owner may continue to transfer portions of the policy value among the variable investment accounts and the fixed account as described in this prospectus.

The policy will go into default after the Maturity Date if the policy debt equals or exceeds the policy value. We will notify you of the default and will allow a 61 day grace period (from the date the policy goes into default) in which the policy owner may make a payment of the loan interest which would then bring the policy out of default. If the required payment is not received by the end of the grace period, the policy will terminate with no value.

GENERAL DESCRIPTION OF REGISTRANT, DEPOSITOR AND PORTFOLIOS

Depositor

Your policy is issued by John Hancock Life Insurance Company of New York, 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

Registrant

The “registrant” of the policies with the SEC is the John Hancock Life Insurance Company of New York Separate Account B, a separate account operated by us under New York law (the “Separate Account”). Each subaccount of the Separate Account invest its assets in one of the portfolios shown in the APPENDIX.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any obligations of John Hancock NY other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock NY’s other assets. All obligations under the policies (including under any fixed account options), guarantees, or benefits are obligations of John Hancock NY and are subject to its claims paying ability.

We normally compute policy values for each business day as of the close of the NYSE on that day (usually 4:00 p.m. Eastern time). In case of emergency or other disruption resulting in the NYSE closing at a time other than the regularly scheduled close, the close of our business day may be the regularly scheduled close of the NYSE or another time permitted by the SEC and applicable regulations. Over time, the amount you’ve invested in any variable investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding portfolio and had reinvested all of that portfolio’s dividends and distributions in additional portfolio shares, except that we will deduct certain additional charges which will reduce your policy value. We describe these charges under “Charges at the portfolio level.”

Portfolios

Information regarding each portfolio, including (i) its name; (ii) its investment objective; (iii) its investment adviser and any sub-investment adviser; (iv) current expenses; and (v) performance is available in the APPENDIX to this prospectus. Each portfolio has issued a prospectus that contains more detailed information about the portfolio. You can obtain the prospectus (hard copy or electronic) and additional information about any portfolio, at the addresses or phone number set forth in the first paragraph of the APPENDIX . On each business day, shares of each series are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the NYSE is open for trading.

We will purchase and redeem series fund shares for the Separate Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of that same fund at their net asset value as of the dates paid. We normally calculate the unit values for each variable investment account once every business day as of the close of that day, usually 4:00 p.m. Eastern time. Sales and redemptions within any variable investment account will be transacted using the unit value calculated as follows after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

Voting Portfolio Shares

We will vote all portfolio shares that we hold in the Separate Account for policy owners in proportion to instructions timely received by us from policy owners from all our Separate Accounts that are registered with the SEC under the 1940 Act. We will vote all portfolio shares that we otherwise are entitled to vote (including our own shares and other shares for which we receive no instructions) on any matter in proportion to the instructions timely received by us and any affiliated insurance companies with respect to the matter from policy owners in separate accounts of these insurance companies that are registered with the SEC under the 1940 Act. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote. The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the policy together with appropriate forms for giving voting instructions.

We determine the number of a portfolio’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s variable investment account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policy.

FINANCIAL STATEMENTS

The financial statements of the Separate Account, as well as the consolidated financial statements of John Hancock NY are in the SAI. The financial statements of John Hancock NY have relevance for the policies only to the extent that they bear upon its ability to meet its obligations under the policies. You may request an SAI by contacting our Service Office at a phone number or address shown on the back cover of this prospectus.

APPENDIX: PORTFOLIOS AVAILABLE UNDER THE POLICY

The following is a list of portfolios available under the policies. Depending on the optional benefits you choose, you may not be able to invest in certain portfolios. More information about the portfolios is available in the prospectuses for the portfolios, which may be amended from time to time. You can request this information at no cost by calling 1-800-732-5543 or by sending an email request to webmail@jhancock.com.

The current expenses and performance information below reflect fees and expenses of the portfolios, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each portfolio’s past performance is not necessarily an indication of future performance.

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR
To approximate the aggregate total return of a broad-based U.S. domestic equity market index.	500 Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.25%	28.36	18.18	16.27

To seek income and capital appreciation.	Active Bond Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.71%	-0.57	4.25	4.22

To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.	American Asset Allocation Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.92%	14.71	11.31	10.93

To seek to provide long-term growth of capital.	American Global Growth Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	1.05%	16.00	19.23	15.23

To seek to provide growth of capital.	American Growth Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.97%	21.55	24.97	19.27

To seek to provide long-term growth of capital and income.	American Growth-Income Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.91%	23.61	15.97	15.01

To seek to provide long-term growth of capital.	American International Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	1.16%	-1.81	9.23	7.74

Appendix-1	App tbl #6

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR
To provide long-term growth of capital. Current income is a secondary objective.	Blue Chip Growth Trust - Series I John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.81%	16.87	23.14	19.18

To seek long-term growth of capital.	Capital Appreciation Trust - Series I John Hancock Variable Trust Advisers LLC/Jennison Associates LLC	0.78%	15.75	26.59	20.14

To seek long-term capital appreciation.	Capital Appreciation Value Trust - Series I John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.92%	18.13	14.79	13.57

To seek total return consisting of income and capital appreciation.	Core Bond Trust - Series I John Hancock Variable Trust Advisers LLC/Allspring Global Investments, LLC	0.66%	-1.96	3.47	3.04

To seek long-term growth of capital.	Disciplined Value International Trust - Series I John Hancock Variable Trust Advisers LLC/Boston Partners Global Investors, Inc.	0.92%	13.06	5.48	5.93

To seek long-term capital appreciation.	Emerging Markets Value Trust - Series I John Hancock Variable Trust Advisers LLC/Dimensional Fund Advisors LP	1.03%	11.18	7.93	4.25

To provide substantial dividend income and also long-term growth of capital.	Equity Income Trust - Series I John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.76%	25.42	10.97	11.86

To seek growth of capital.	Financial Industries Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.89%	29.70	11.48	12.87

To seek long-term growth of capital.	Fundamental All Cap Core Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.75%	30.63	20.19	17.93

To seek long-term capital appreciation.	Fundamental Large Cap Value Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.76%	29.96	14.01	14.35

Appendix-2	App tbl #6

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR

To seek long-term capital appreciation.	Global Equity Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.92%	21.30	8.81	9.28

To seek long-term capital appreciation.	Health Sciences Trust - Series I John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	1.00%	11.19	18.49	19.99

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.	High Yield Trust - Series I John Hancock Variable Trust Advisers LLC/Western Asset Management Company, LLC	0.82%	5.82	6.19	6.41

To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.	International Equity Index Trust - Series I John Hancock Variable Trust Advisers LLC/SSGA Funds Management, Inc.	0.39%	7.59	9.58	7.16

To seek long-term capital appreciation.	International Small Company Trust - Series I John Hancock Variable Trust Advisers LLC/Dimensional Fund Advisors LP	1.00%	13.72	9.34	9.37

To provide a high level of current income consistent with the maintenance of principal and liquidity.	Investment Quality Bond Trust - Series I John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.73%	-1.26	4.15	3.50

To seek long-term growth of capital. Current income is also a consideration.	Lifestyle Growth Portfolio - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.65%	14.07	11.40	10.06

To seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Balanced Portfolio - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.78%	9.76	7.42	6.79

Appendix-3	App tbl #6

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR

To seek current income and growth of capital, while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Conservative Portfolio - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.77%	3.48	5.05	4.71

To seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Growth Portfolio - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.81%	12.82	8.06	7.28

To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Moderate Portfolio - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.78%	7.90	6.92	6.44

To seek long-term growth of capital.	Mid Cap Growth Trust (formerly Mid Cap Stock Trust) - Series I John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.91%	3.54	23.86	18.49

Seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index.	Mid Cap Index Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.45%	24.21	12.61	13.73

To seek long-term capital appreciation.	Mid Value Trust - Series I John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.96%	24.34	10.11	12.90

To obtain maximum current income consistent with preservation of principal and liquidity.	Money Market Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.33%	0.00	0.87	0.44

To seek maximum total return, consistent with preservation of capital and prudent investment management.	Opportunistic Fixed Income Trust - Series I John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.86%	-2.02	4.82	2.68

Appendix-4	App tbl #6

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR

To seek to achieve a combination of long-term capital appreciation and current income.	Real Estate Securities Trust - Series I John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.79%	46.79	12.95	12.03

To seek long-term growth of capital. Current income is incidental to the fund’s objective.	Science & Technology Trust - Series I John Hancock Variable Trust Advisers LLC/Allianz Global Investors U.S. LLC and T. Rowe Price Associates, Inc.	1.10%	8.53	27.04	21.22

To seek income and capital appreciation.	Select Bond Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.64%	-1.20	3.92	3.32

To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.	Short Term Government Income Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.69%	-1.59	1.34	0.94

Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index.	Small Cap Index Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.51%	14.49	11.59	12.89

To seek long-term capital appreciation.	Small Cap Opportunities Trust - Series I John Hancock Variable Trust Advisers LLC/Dimensional Fund Advisors LP and GW&K Investment Management, LLC	0.88%	31.10	11.59	12.64

To seek long-term capital appreciation.	Small Cap Stock Trust - Series I John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	1.10%	1.20	20.48	15.63

To seek long-term capital appreciation.	Small Cap Value Trust - Series I John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	1.09%	26.19	6.22	10.46

To seek long-term growth of capital.	Small Company Value Trust - Series I John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	1.23%	22.70	10.31	12.07

Appendix-5	App tbl #6

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR

To seek a high level of current income.	Strategic Income Opportunities Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.75%	0.90	4.03	4.79

Seeks to approximate the aggregate total return of a broad U.S. domestic equity market index.	Total Stock Market Index Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.56%	24.45	17.37	15.63

The fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.	Ultra Short Term Bond Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.66%	-0.46	1.23	0.71

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR

The Portfolio seeks maximum real return consistent with preservation of real capital and prudent investment management.	PIMCO VIT All Asset Portfolio - Class M Pacific Investment Management Company LLC/Research Affiliates, LLC	1.54%	15.90	8.26	5.71

* The portfolios’ annual expenses may reflect temporary fee or expense waivers or reimbursements.

Appendix-6	App tbl #6

JOHN HANCOCK NY SERVICE OFFICE

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Life Post Issue John Hancock Insurance Company 410 University Avenue, Suite #55979 Westwood, MA 02090	Life Post Issue John Hancock Insurance Company PO Box 55979 Boston, MA 02205
Phone:	Fax:

1-800-732-5543	1-617-572-1571

In addition to this prospectus, John Hancock NY has filed with the SEC an SAI that contains additional information about John Hancock NY and the Separate Account, including information on our history, services provided to the Separate Account, and the audited financial statements for John Hancock NY and the Separate Account. The SAI is incorporated by reference into this prospectus and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock NY representative. The SAI may be obtained, without charge, by contacting the John Hancock NY Service Office. You should also contact the John Hancock NY Service Office to request any other information about your policy or to make any inquiries about its operation.

Reports and other information about the Separate Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by submitting an electronic request to the following e-mail address: publicinfo@sec.gov.

1940 Act File No. 811-8329 — 1933 Act File No. 333-100664

EDGAR Contract Identifier No. C000027559